                                                                    Exhibit 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                    REPORT DATE: 01/15/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER            POOL REPORT 2
REMITTANCE REPORT                                          Page 1 of 6
REPORTING MONTH: 31-Dec-2001


                               Scheduled Principal Balance of Contract
--------------------------------------------------------------------------------------------------------
    Beginning                                                                                 Ending
    Principal          Scheduled         Prepaid            Liquidated       Pre-Funding     Principal
     Balance           Principal        Principal            Principal                        Balance
--------------------------------------------------------------------------------------------------------------


  129,830,303.00     (123,881.55)     (933,599.56)              0.00        41,309,155.18  170,081,977.07
==============================================================================================================

                                                                        Transfer
     Scheduled                            Scheduled                       From           Amount
       Gross         Servicing            Pass Thru     Liquidation    Prefunding     Available for
     Interest           Fee               Interest        Proceeds       Amount        Distribution
--------------------------------------------------------------------------------------------------------------

   1,502,414.37      108,191.92          1,394,222.45      0.00          594.82        2,560,490.30
==============================================================================================================


                                   Prefunding Account
--------------------------------------------------------------------------------------------------
    Beginning                        Distribution to       Distribution to      Ending
     balance           Deposit           Seller          Certificateholders    balance
--------------------------------------------------------------------------------------------------
  41,309,750.00                      (41,309,155.18)           (594.82)          0.00
==================================================================================================

                                   Certificate Account
--------------------------------------------------------------------------------------------------------
    Beginning                   Deposits                                       Investment     Ending
                       ------------------------
     Balance           Principal       Interest            Distributions        Interest      Balance
--------------------------------------------------------------------------------------------------------
    828,324.75        957,588.66     1,476,262.85          (2,125,284.29)        273.43     1,137,165.40
========================================================================================================

                                        P&I Advances at Distribution Date
                   -------------------------------------------------------------------------------
                     Beginning            (Recovered)   Current         Ending
                      Balance              (Advances)   Advances        Balance
                   -------------------------------------------------------------------------------
                     68,876.08              68,876.08  396,960.51      396,960.51
                   ===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   01/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER        POOL REPORT #  2
REMITTANCE REPORT                                      Page 2 of 6
REPORTING MONTH:                31-Dec-2001

Class B Crossover Test                                                 Test Met?
----------------------------------------------------                   ---------
(a) Distribution date on or after June 2006                                N

(b) Average 60 day Delinquency rate *=         6.5%                      #DIV/0!




(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all
Certificates
                  Distribution Date
                  -----------------
                Jun 2006 - Dec 2007           8.00%                         NA
                Jan 2008 - Dec 2008           9.00%                         NA
                Jan 2009 - Jun 2011          11.75%                         NA
                July 2001 and thereafter     13.75%                         NA


(d) Current realized loss ratio *=            3.50%                         Y

(e) Does subordinated cert. percentage equal or
    exceed                                  57.000%
    of stated scheduled pool balance

                Beginning M balances                    29,261,000.00
                Beginning B balances                    15,491,000.00
                Overcollateralization                    6,897,720.89
                                                       --------------
                                                        51,649,720.89

                Divided by beginning pool
                balance                                129,830,303.00
                                                       --------------
                                                               39.782%      N
                                                       ==============

 Average 60 day delinquency ratio:


                                  Over 60s      Pool Balance          %
                              --------------------------------------------
Current Mo                      587,735.46     170,081,977.07       0.35%
1st Preceding Mo                      0.00     129,830,303.00       0.00%
2nd Preceding Mo                      0.00               0.00      #DIV/0!
                                                   Divided by         3
                                                                   -------
                                                                   #DIV/0!
                                                                   =======














Cumulative loss ratio:

                       Cumulative losses                 0.00
                                               --------------
Divided by Initial Certificate Principal       172,124,908.34      0.000%
                                                                   =======




Current realized loss ratio:
                              Liquidation         Pool
                                   Losses        Balance
                              -------------------------------
Current Mo                            0.00     129,830,303.00
1st Preceding Mo                      0.00     130,815,158.34
2nd Preceding Mo                      0.00               0.00
                              -------------------------------
                                      0.00      86,881,820.45
                                                                   0.000%
                                                                   =======

* denotes less than

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   01/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #  2
REMITTANCE REPORT                                      Page 3 of 6
REPORTING MONTH:                     31-Dec-2001


                                                                    Delinquency Analysis

                                                       31 to 59 days                 60 to 89 days          90 days and Over
                                                  -------------------------  -----------------------  ---------------------------
                  No. of          Principal                     Principal               Principal              Principal
                  Loans            Balance           #           Balance       #        Balance        #        Balance
                -----------------------------------------------------------------------------------------------------------------
Excluding Repos      3,276      170,081,977.07        44      1,441,622.78     18      587,735.46      0             0.00

          Repos          0                0.00         0              0.00      0            0.00      0             0.00
                -----------------------------------------------------------------------------------------------------------------

          Total      3,276      170,081,977.07        44      1,441,622.78     18      587,735.46      0             0.00
                =================================================================================================================

                                                                               Repossession Analysis

                                                     Active Repos          Reversal          Current Month
                               Total Delinq.         Outstanding         (Redemption)           Repos             Cumulative Repos
                ----------------------------- --------------------- ------------------- --------------------- ---------------------
                                 Principal            Principal           Principal           Principal              Principal
                   #             Balance        #     Balance        #     Balance       #     Balance        #      Balance
                -------------------------------------------------------------------------------------------------------------------
Excluding Repos       62      2,029,358.24      0      0.00          0       0.00        0       0.00         0        0.00

          Repos        0              0.00
                --------------------------

          Total       62      2,029,358.24
                ==========================

                     1.9%             1.19%
                ==========================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   01/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #2
REMITTANCE REPORT
REPORTING MONTH:                     31-Dec-2001       Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                               Liquidated                                                                     Net
     Account      Customer     Principal       Sales        Insur.         Total       Repossession      Liquidation       Unrecov.
     Number         Name        Balance       Proceeds      Refunds      Proceeds        Expenses          Proceeds        Advances
------------------------------------------------------------------------------------------------------------------------------------
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00
                                                                            0.00                                0.00


                            Net               Current
  FHA Insurance         Pass Thru           Period Net         Cumulative
    Coverage            Proceeds           Gain/(Loss)         Gain/(Loss)
--------------------------------------------------------------------------------
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00
                              0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                  REPORT DATE:  1/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT # 2
REMITTANCE REPORT

REPORTING MONTH:                     31-Dec-2001         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                               Liquidated                                                                    Net
     Account     Customer      Principal         Sales          Insur.       Total       Repossession    Liquidation       Unrecov.
     Number        Name         Balance         Proceeds        Refunds     Proceeds       Expenses        Proceeds        Advances
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                                                                                0.00                           0.00
                            -------------------------------------------------------------------------------------------------------
                                        -          0.00           0.00          0.00           0.00            0.00           0.00
                            =======================================================================================================

                           Net             Current
      FHA Insurance     Pass Thru         Period Net       Cumulative
        Coverage        Proceeds         Gain/(Loss)       Gain/(Loss)
--------------------------------------------------------------------------
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
                             0.00               0.00
-----------------------------------------------------
            0.00             0.00               0.00            0.00
=====================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:  01/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH:                     31-Dec-2001        Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                                       Beginning           Beginning
Senior                                        Original Certificate    Certificate     Principal Shortfall   Current Principal
Certificates                                        Balance             Balance           Carry-Over               Due
                                              ---------------------------------------------------------------------------------
A-1                                                  39,400,000.00    38,403,332.11                            1,058,075.93

A-2                                                  34,300,000.00    34,300,000.00                                    0.00

A-3                                                  10,500,000.00    10,500,000.00                                    0.00

A-4                                                  36,287,000.00    36,287,000.00                                    0.00



                                              ---------------------------------------------------------------------------------
Total Certificate Principal Balance                 120,487,000.00   119,490,332.11          0.00              1,058,075.93
                                              =================================================================================



                                                                       Beginning           Beginning
Subordinate                                   Original Certificate    Certificate     Principal Shortfall   Current Principal
Certificates                                        Balance             Balance           Carry-Over               Due
                                              ---------------------------------------------------------------------------------

M-1                                                  16,352,000.00    16,352,000.00          0.00                     0.00
M-1 Outstanding Writedown                                                      0.00

M-2                                                  12,909,000.00    12,909,000.00          0.00                     0.00
M-2 Outstanding Writedown                                                      0.00

B-1                                                   9,467,000.00     9,467,000.00          0.00                     0.00
B-1 Outstanding Writedown                                                      0.00

B-2                                                   6,024,000.00     6,024,000.00          0.00                     0.00
B-2 Outstanding Writedown                                                      0.00

Excess Asset Principal Balance                        6,885,908.34     6,897,720.89
                                              ---------------------------------------------------------------------------------

Total Excluding Writedown Balances                   51,637,908.34    51,649,720.89          0.00                     0.00
                                              =================================================================================

All Certificates Excluding Writedown Balances       172,124,908.34   171,140,053.00          0.00             1,058,075.93
                                              =================================================================================



                                                                                               Accelarated
                                                              Ending Principal                   Principal               Ending
Senior                                         Current        Shortfall Carry-                 Distribution           Certificate
Certificates                               Principal Paid          Over                           Amount                 Balance
                                           ------------------------------------                -----------------------------------
A-1                                           1,058,075.93                                           322,552.78       37,022,703.40

A-2                                                   0.00                                                 0.00       34,300,000.00

A-3                                                   0.00                                                 0.00       10,500,000.00

A-4                                                   0.00                                                 0.00       36,287,000.00



                                            -----------------------------------                ----------------------------------
Total Certificate Principal Balance           1,058,075.93                0.00                       322,552.78      118,109,703.40
                                            ===================================                ==================================

                                                                                                 Accelerated

                                                             Ending Principal    Current          Principal              Ending
Subordinate                                  Current         Shortfall Carry-   Writedown/      Distribution          Certificate
Certificates                              Principal Paid           Over         (Writeup)          Amount                Balance
                                          -----------------------------------------------------------------------------------------

M-1                                                   0.00                0.00                                        16,352,000.00
M-1 Outstanding Writedown                                                                0.00                                  0.00

M-2                                                   0.00                0.00                                        12,909,000.00
M-2 Outstanding Writedown                                                                0.00                                  0.00

B-1                                                   0.00                0.00                                         9,467,000.00
B-1 Outstanding Writedown                                                                0.00                                  0.00

B-2                                                   0.00                0.00                                         6,024,000.00
B-2 Outstanding Writedown                                                                                                      0.00

Excess Asset Principal Balance                                                                      (322,552.78)       7,220,273.67
                                           --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                    0.00                0.00           0.00       (322,552.78)      51,972,273.67
                                           ======================================================================================

All Certificates Excluding Writedown Balances 1,058,075.93                 0.00          0.00              0.00      170,081,977.07
                                           ======================================================================================

                                                                                                          Principal Paid
Senior                                                                                                      Per $1,000
Certificates                                                                              Pool Factor      Denomination
                                                                                        ----------------------------------
A-1                                                                                         93.96625%          35.04134

A-2                                                                                        100.00000%           0.00000

A-3                                                                                        100.00000%           0.00000

A-4                                                                                        100.00000%           0.00000




Total Certificate Principal Balance




                                                                                                           Principal Paid
Subordinate                                                                                                  Per $1,000
Certificates                                                                               Pool Factor      Denomination


M-1                                                                                        100.00000%           0.00000
M-1 Outstanding Writedown

M-2                                                                                        100.00000%           0.00000
M-2 Outstanding Writedown

B-1                                                                                        100.00000%           0.00000
B-1 Outstanding Writedown

B-2                                                                                        100.00000%           0.00000
B-2 Outstanding Writedown

Excess Asset Principal Balance


Total Excluding Writedown Balances


All Certificates Excluding Writedown Balances

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                  REPORT DATE: 01/15/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT # 2
REMITTANCE REPORT

REPORTING MONTH                     31-Dec-2001          Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                    Beginning                                                       Ending
Senior                                              Carryover           Interest             Interest             Carryover
Certificates                      Coupon             Balance            Accrued                Paid                Balance
                              -------------------------------------------------------------------------------------------------
A-1                                 2.19563%                 0.00            72,608.47             72,608.47               0.00

A-2                                    5.05%                 0.00           144,345.83            144,345.83               0.00

A-3                                    5.69%                 0.00            49,787.50             49,787.50               0.00

A-4                                    6.81%                 0.00           205,928.73            205,928.73               0.00

A-I0                                   6.00%                 0.00           287,000.00            287,000.00               0.00
                                             ----------------------------------------------------------------------------------

Total                                                        0.00           759,670.53            759,670.53               0.00
                                             ==================================================================================

                                                    Beginning                                                          Ending
Subordinate                                         Carryover              Interest             Interest             Carryover
Certificates                      Coupon             Balance               Accrued                Paid                Balance
                              ------------------------------------------------------------------------------------------------------
M-1                                    7.56%                 0.00           102,331.73            102,331.73               0.00
Writedown interest                                           0.00                                                          0.00
Interest Carryover Amount                                    0.00               685.87                685.87               0.00

M-2                                    8.76%                 0.00            80,785.25             80,785.25               0.00
Writedown interest                                           0.00                                                          0.00
Interest Carryover Amount                                    0.00            13,450.45             13,450.45               0.00

B-1                                    7.50%                 0.00            59,168.75             59,168.75               0.00
Writedown interest                                           0.00                                                          0.00

B-2                                   10.50%                 0.00            37,698.53             37,698.53               0.00
Writedown interest                                           0.00                                                          0.00
Interest Carryover Amount                                    0.00            15,011.47             15,011.47               0.00

X                                                       11,812.55           322,552.78                  0.00         334,365.33

R                                                            0.00                 0.00                  0.00               0.00

Service fee                          1.0000%                 0.00           108,191.92            108,191.92               0.00

Current trustee fees                                                          2,867.09              2,867.09               0.00
                                             ----------------------------------------------------------------------------------

Total                                                   11,812.55           742,743.84            420,191.06         334,365.33
                                             ==================================================================================

All Certificates                                        11,812.55         1,502,414.37          1,179,861.59         334,365.33
                                             ==================================================================================

                                                 Interest
                                                 Paid Per
                                                  $1,000           Total Class
                                               Denomination       Distribution
                                            --------------------------------------

                                                       1.84285        1,453,237.18

                                                       4.20833          144,345.83

                                                       4.74167           49,787.50

                                                       5.67500          205,928.73

                                                                        287,000.00
                                                               -------------------

                                                                      2,140,299.24
                                                               ===================

                                                 Interest
                                                 Paid Per
                                                  $1,000           Total Class
                                               Denomination       Distribution
                                            --------------------------------------

                                                       6.30000          103,017.60



                                                       7.30000           94,235.70



                                                       6.25000           59,168.75


                                                       8.75000           52,710.00



                                                                              0.00

                                                                              0.00

                                                                        108,191.92

                                                                          2,867.09
                                                               -------------------

                                                                        420,191.06
                                                               ===================

                                                                      2,560,490.30
                                                               ===================


Cumulative X Interest Carryover                                         334,365.33
Cumulative Accelerated Prin. Disb.                                     (334,365.33)
                                                               -------------------
Cumulative Losses                                                            (0.00)
                                                               ===================